                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

        This Amendment to a Statement on Form 4 is filed jointly by (i) Virgin
Entertainment Investment Holdings Limited ("VEIHL"), (ii) Corvina Holdings
Limited ("Corvina"), (iii) Gamay Holdings Limited ("Gamay"), (iv) Virgin Group
Holdings Limited ("VGHL"), (v) Sir Richard Branson, (vi) Cougar Investments
Limited ("Cougar"), (vii) Plough Investments Limited ("Plough"), (viii) Deutsche
Bank Trustee Services (placeGuernsey) Limited ("DBTSGL"), solely in its capacity as trustee on behalf of the Virgo Trust, The Libra Trust, the Jupiter Trust, the
Mars Trust, the Venus Trust, the Leo Trust and The Gemini Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) RBC Trustees (C.I.)
Limited ("RBC"), solely in its capacity as trustee on behalf of The Aquarius
Trust, The Aries Trust, the Capricorn Trust, The Pisces Trust and The Saturn
Trust (such trusts collectively referred to as the "RBC Trusts"). The principal business address of each of VEIHL, Corvina, Gamay, VGHL, RBC and the RBC Trusts is La Motte Chambers, St. Helier, placeJersey JE4 8YP. The principal business address of Sir Richard Branson is Richard's House, the Valley, Virgin Gorda,
Necker Island, placeBritish Virgin Islands. The principal business address of
Cougar and Plough is CitySt. Paul's Gate, addressStreetNew Street, St. Helier,
placeJersey JE4 8YP. The principal business address of DBTSGL and the DB Trusts is addressStreetLefebvre Court, addressStreetLefebvre Street, St PlaceNamePeter
PlaceNamePort, placeGuernsey GY1 6EJ.Name of Designated Filer: Virgin
Entertainment Investment Holdings Limited

Date of Event Requiring Original Statement: June 5, 2007

Issuer Name and Ticker or Trading Symbol: Virgin Media Inc. (VMED)

Date: December 15, 2008

                                        Virgin Entertainment Investment
                                        Holdings Limited

                                        /s/ Paul Fauvel
                                        ---------------------------------------
                                        Paul Fauvel as alternate to Frank Dearie
                                        Director

                                        Corvina Holdings Limited

                                        /s/ Paul Fauvel
                                        ---------------------------------------
                                        Paul Fauvel as alternate to Frank Dearie
                                        Director

                                        Gamay Holdings Limited

                                        /s/ Paul Fauvel
                                        ---------------------------------------
                                        Paul Fauvel as alternate to Frank Dearie
                                        Director

                                        Virgin Group Holdings Limited

                                        /s/ Paul Fauvel
                                        ---------------------------------------
                                        Paul Fauvel as alternate to Frank Dearie
                                        Director

                                        /s/ Sir Richard Branson
                                        ---------------------------------------
                                        Sir Richard Branson

                                        Cougar Investments Limited

                                        /s/ Alison Renouf
                                        ---------------------------------------
                                        Alison Renuof
                                        Director

                                        Plough Investments Limited

                                        /s/ Alison Renouf
                                        ---------------------------------------
                                        Alison Renouf
                                        Director

                                        RBC Trustees (C.I.) Limited (as trustee
                                        for the RBC Trusts)

                                        /s/ Paul Fauvel
                                        ---------------------------------------
                                        Paul Fauvel
                                        Authorized Signatory

                                        Deutsche Bank Trustee Services
                                        (Guernsey)Limited

                                        /s/ Alison Renouf
                                        ---------------------------------------
                                        Alison Renouf
                                        Director

                                        /s/ Tracy Martel
                                        ---------------------------------------
                                        Tracy Martel
                                        Authorized Signatory